Exhibit 32.1

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Andrew D. Goldberg, Chief Executive Officer, President and Principal Executive Officer of Achieve Life Sciences, Inc. (the “Company”), certify, pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the three and nine months ended September 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 10, 2026

/s/ Andrew D. Goldberg
Andrew D. Goldberg
Chief Executive Officer and President (Principal Executive Officer)